EXHIBIT 99.1

3D Systems Announces Sale of Medical Simulation Business - Simbionix

  Divestiture results from company’s singular focus on additive manufacturing while enabling creation of global leader in medical simulation and training

  3D Systems will emerge with industry leading scale, breadth of technology, financial performance, and a strong balance sheet for future investment

  Transaction will complete company’s divestment initiative with priority now on growth and margin expansion as a leader in additive manufacturing

ROCK HILL, S.C., July 28, 2021 (GLOBE NEWSWIRE) -- 3D Systems (NYSE:DDD) today announced it has signed a definitive agreement to sell its medical simulation business, Simbionix, to Surgical Science Sweden AB (Nasdaq First North Growth Market:SUS), a leading supplier of virtual reality simulators for medical training, for a purchase price of $305 million, subject to customary closing conditions and adjustments. This action will complete 3D Systems’ initiative to divest non-core businesses in order to focus exclusively on its strategic purpose as the leader in enabling additive manufacturing solutions for applications in growing markets that demand high-reliability products.

“Over the last several months, 3D Systems has divested a number of assets that are not core to our industry-leading additive manufacturing solutions business,” said Dr. Jeffrey Graves, president & CEO, 3D Systems. “The final of these is our Simbionix business, under the leadership of Ran Bronstein, which has secured a strong position in the medical simulation, training and robotic surgery market. As the Simbionix team now joins forces with Surgical Science, I believe their future will be even brighter, with increased scale and an ability to leverage the core strengths of both businesses in a growing medical simulation market.” Dr. Graves continued, “The proceeds from this sale, combined with previously announced divestitures, will leave us in a strong position, with a cash balance of approximately $500 million and no debt. Having reorganized the company into two business units - Healthcare and Industrial Solutions - and restructured to drive operational efficiencies over the last year, we now move forward expecting strong organic growth and profitability, at both a gross margin and EBITDA margin level, and positive operating cash flow capable of sustaining the investments needed to meet increasing customer demand for additive technology. With our scale, our industry-leading breadth of technology, which spans polymer and metal solutions, and an applications focus that is proving successful in accelerating customer adoption of additive manufacturing, we are very well positioned to remain a leader in the additive manufacturing industry.”

Earlier this year 3D Systems announced initial investments to bolster its leadership position with the acquisition of Allevi, Inc. and Additive Works to build its bioprinting and software portfolios, respectively. It has also announced planned expansions of its facilities in Rock Hill, South Carolina and Littleton, Colorado to address rising customer demand for additive manufacturing technologies. Additionally, the company recently expanded its technology leadership team by welcoming Dr. David Leigh as its new Chief Technology Officer for Additive Manufacturing to expand and accelerate application development and product innovation including all hardware, software, and materials development for production-scale additive manufacturing solutions. Dr. Leigh’s arrival has enabled 3D Systems’ co-founder, Chuck Hull, to increase his emphasis on biotechnology as Chief Technology Officer for Regenerative Medicine, leading the development of solutions that are creating exciting new opportunities in regenerative medicine.

Through this transaction, Simbionix will be integrated with Surgical Science to form a market-leading company in the simulation of medical procedures, including advanced robotic surgery. Simbionix complements and strengthens Surgical Science’s position with a broad portfolio of simulators in areas such as general surgery, endovascular procedures, endoscopy, urology, orthopedics, ultrasound, and robotic surgery. Simbionix also brings long-established collaborations with leading medical technology companies and academic institutions that are at the forefront of developing new robotic surgery technology and operating procedures.

Simbionix reported sales in 2020 of $40.8 million. 3D Systems expects completion of the Simbionix transaction to occur in August 2021.

Forward-Looking Statements
Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements, including the ability of 3D Systems and Surgical Science to consummate the sale of Simbionix as expected. In many cases, forward-looking statements can be identified by terms such as "believes," "belief," "expects," "may," "will," "estimates," "intends," "anticipates" or "plans" or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions, and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings "Forward-Looking Statements" and "Risk Factors" in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as of the date of the statement. 3D Systems undertakes no obligation to update or review any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events, or circumstances or otherwise, except as required by law.

About 3D Systems
More than 30 years ago, 3D Systems brought the innovation of 3D printing to the manufacturing industry. Today, as the leading additive manufacturing solutions partner, we bring innovation, performance, and reliability to every interaction - empowering our customers to create products and business models never before possible. Thanks to our unique offering of hardware, software, materials, and services, each application-specific solution is powered by the expertise of our application engineers who collaborate with customers to transform how they deliver their products and services. 3D Systems’ solutions address a variety of advanced applications in healthcare and industrial markets such as medical and dental, aerospace & defense, automotive, and durable goods. More information on the company is available at www.3dsystems.com.

About Surgical Science Sweden AB
One of the biggest challenges within healthcare globally is how injuries during care can be reduced. Medical education and training are key, as a large part of the training today can be performed outside the operating room. Surgical Science is a world leader in the manufacture of virtual reality simulators for evidence-based laparoscopic and endoscopic training. The simulators enable surgeons and other medical specialists to train and improve their psychomotor skills and instrument handling before entering the operating room. In parallel with its own products, Surgical Science works with simulation solutions for medical technology companies that develop surgical instruments for clinical use, such as robotic surgery.

Surgical Science is headquartered in Gothenburg, Sweden and present in Stockholm, Sweden. Through sales offices in the US, France, China and UAE as well as a global network of distributors, Surgical Science maintains a presence in most markets around the world. Surgical Science Sweden AB (publ) is traded on Nasdaq First North Growth Market. Certified Adviser is Erik Penser Bank (Telephone: 08-463 83 00; E-mail: certifiedadviser@penser.se).

Investor Contact: investor.relations@3dsystems.com
Media Contact: press@3dsystems.com